UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 3, 2021 (October 28, 2021)

CACTUS ACQUISITION CORP. 1 LIMITED

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40981	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4B Cedar Brook Drive
Cranbury, NJ	08512
(Address of Principal Executive Offices)	(Zip Code)

(609) 495-2222

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half redeemable warrant	CCTSU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	CCTS	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CCTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 28, 2021, Cactus Acquisition Corp. 1 Limited, a Cayman Islands exempted company (the “Company”), priced, and on November 2, 2021, it consummated, its initial public offering (“IPO”). Pursuant to the IPO, the Company offered and sold an aggregate of 12,650,000 units (the “Units”), consisting of 11,000,000 Units that served as the base offering amount, and an additional 1,650,000 Units for which the underwriters were granted, and exercised, an over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A ordinary shares”), and one-half redeemable warrant of the Company (“Warrant”), each Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $126,500,000. In addition to the full exercise by the underwriters of their over-allotment option, the total offering amount also reflects an increase of the overall offering size that was agreed upon at the pricing.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of an aggregate of 4,866,667 Warrants (the “Private Placement Warrants”) to the Company’s sponsor, Cactus Healthcare Management LP (the “Sponsor”). The purchase price per Private Placement Warrant was $1.50, generating aggregate gross proceeds to the Company of $7,300,000. The Private Placement Warrants are identical to the Warrants sold in the IPO except that, for so long as they are held by the Sponsor or its affiliates: (1) they will not be redeemable by the Company; (2) they may not (including the Class A ordinary shares issuable upon exercise of those warrants), subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination; and (3) they (including the Class A ordinary shares issuable upon exercise of these warrants) are entitled to registration rights.

A total of $129,030,000 was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes (and up to $100,000 of interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of all of the Company’s Class A ordinary shares if it is unable to complete its business combination within 18 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of any of the Company’s Class A ordinary shares properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company's obligation to allow redemption in connection with its initial business combination or to redeem its Class A ordinary shares if it does not complete its initial business combination within 18 months from the closing of the IPO,  or (B) with respect to any other provision relating to shareholders' rights or pre-initial business combination activity.

In connection with the IPO, the Company entered into the following agreements, forms of which (with the exception of the Administrative Services Agreement referenced below) were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-258042):

●	Underwriting Agreement, dated October 28, 2021, between the Company and Moelis & Company LLC and Oppenheimer & Co. Inc., as co-representatives of the underwriters named on Schedule A thereto.

●	Warrant Agreement, dated November 2, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

●	Letter Agreement, dated October 28, 2021, among the Company, its officers and directors, and the Sponsor.

●	Investment Management Trust Agreement, dated November 2, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

●	Registration Rights Agreement, dated November 2, 2021, between the Company, the Sponsor and any other security holders who may become party thereto.

●	Administrative Services Agreement, dated May 21, 2021, between the Company and the Sponsor.

●	Private Warrant Purchase Agreement, dated November 2, 2021, between the Company and the Sponsor.

●	Indemnity Agreements, each dated November 2, 2021, between the Company and each of its executive officers and directors.

On October 28, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On November 1, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the exercise in full by the underwriters of their over-allotment option for the IPO.

On November 2, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 28, 2021, between the Company and Moelis & Company LLC and Oppenheimer & Co. Inc , as co-representatives of the underwriters named on Schedule A thereto
4.1	Warrant Agreement, dated November 2, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent
10.1	Letter Agreement, dated October 28, 2021, among the Company, its officers and directors, and Cactus Healthcare Management LP
10.2	Investment Management Trust Agreement, dated November 2, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee
10.3	Registration Rights Agreement, dated November 2, 2021, between the Company, the Sponsor and any other security holders who may become party thereto
10.4	Administrative Services Agreement, dated May 21, 2021, between the Company and Cactus Healthcare Management L.P.
10.5	Private Warrants Purchase Agreement, dated November 2, 2021, between the Company and the Sponsor
10.6	Indemnity Agreement, dated November 2, 2021, between the Company and Ofer Gonen
10.7	Indemnity Agreement, dated November 2, 2021, between the Company and Stephen T. Wills
10.8	Indemnity Agreement, dated November 2, 2021, between the Company and Nachum Shamir
10.9	Indemnity Agreement, dated November 2, 2021, between the Company and Hadar Ron
10.10	Indemnity Agreement, dated November 2, 2021, between the Company and David J. Shulkin
10.11	Indemnity Agreement, dated November 2, 2021, between the Company and David Sidransky
99.1	Press Release, dated October 28, 2021
99.2	Press Release, dated November 1, 2021
99.3	Press Release, dated November 2, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2021

CACTUS ACQUISITION CORP. 1 LIMITED

By:	/s/ Ofer Gonen
Name: Ofer Gonen
Title: Chief Executive Officer

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